UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 1, 2009

WASTE CONNECTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31507	94-3283464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2295 Iron Point Road, Suite 200
Folsom, CA 95630
(Address of Principal Executive offices) (Zip Code)

 (916) 608-8200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On April 1, 2009, Waste Connections, Inc. (the “Company”) and some of its wholly-owned subsidiaries (“buyers”) completed the initial closing of the acquisition of certain assets from Republic Services, Inc. (“Republic”) and some of its subsidiaries and affiliates.  The assets, which included all of the limited liability company membership interests of two subsidiaries of Republic, were divested as a result of Republic’s recent merger with Allied Waste Industries, Inc.  The assets acquired include five municipal solid waste landfills, three collection operations and two transfer stations across four markets: Southern California; Denver, CO; Houston, TX; Greenville/Spartanburg, SC; and Flint, MI.  The limited liability company membership interests acquired were of Republic Services of California I, LLC, which owns a municipal solid waste landfill located in Southern California, and Anderson Regional Landfill, LLC, which owns a municipal solid waste landfill located in Greenville/Spartanburg, SC.  Buyers paid an aggregate cash purchase price of $261,302,481 for the purchased assets and membership interests (including $8,056,426 for the purchase of accounts receivable and other pre-paid assets), which amount is subject to post-closing pro-rations and other adjustments.

The acquisition of the assets was consummated pursuant to the terms of three principal agreements: (1) an Amended and Restated Asset Purchase Agreement, dated as of April 1, 2009, by and among Republic, the Company and the other entities party thereto (the “Asset Purchase Agreement”); (2) a Purchase Agreement, dated as of April 1, 2009, by and among Republic, Republic Services of California Holding Company, Inc. and Republic Services of California I, LLC (“RSCI”) on the one hand, and the Company and Chiquita Canyon, Inc. on the other hand; and (3) a Purchase Agreement, dated as of April 1, 2009, by and among Republic, Allied Waste Landfill Holdings, Inc., Allied Waste North America, Inc. and Anderson Regional Landfill, LLC (“ARL”) on the one hand, and the Company and Anderson County Landfill, Inc. on the other hand.

The Company also entered into a Stock Purchase Agreement, dated as of April 1, 2009, with Republic, Allied Waste North America, Inc. (“AWNA”) and Chambers Development of North Carolina, Inc. (“Chambers”), pursuant to which the Company agreed to purchase all of the outstanding capital stock of Chambers from AWNA.  Chambers owns a landfill in the Charlotte, NC market.

The Stock Purchase Agreement contains representations and warranties, covenants, conditions and post-closing indemnities.  The closing of the transaction is subject to the receipt of necessary and acceptable consents, regulatory approvals and other closing conditions.  The parties have agreed that the closing of the other assets being purchased by buyers under the Asset Purchase Agreement in the Charlotte, NC market, which consist of a transfer station and two collection operations, is conditioned on the closing of the transaction contemplated by the Stock Purchase Agreement for Chambers.  The closing of the assets being purchased by buyers under the Asset Purchase Agreement in the Lubbock, TX market, which consist of a collection operation, is subject to the receipt of necessary regulatory approvals and other closing conditions.  The Charlotte, NC and Lubbock, TX transactions are expected to close in the second quarter of 2009.

The original Asset Purchase Agreement was previously disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed with the Securities and Exchange Commission on February 10, 2009.  The Company and Republic had initially agreed to the purchase and sale of the assets of RSCI, ARL and Chambers pursuant to the original Asset Purchase Agreement.  However, the parties later decided to structure the transactions as equity sales, but otherwise on terms and conditions substantially similar to those contained in the original Asset Purchase Agreement.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this report are forward-looking in nature, including statements regarding the expected closings of the Charlotte, NC and Lubbock, TX transactions.  These statements can be identified by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates,” or the negative thereof or comparable terminology, or by discussions of strategy.  Our business and operations are subject to a variety of risks and uncertainties and, consequently, actual results may differ materially from those projected by any forward-looking statements.  Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) a portion of our growth and future financial performance depends on our ability to integrate acquired businesses into our organization and operations; (2) our acquisitions may not be successful, resulting in changes in strategy, operating losses or a loss on sale of the business acquired; (3) competition for acquisition candidates, consolidation within the waste industry and economic and market conditions may limit our ability to grow through acquisitions; (4) each business that we acquire or have acquired may have liabilities that we fail or are unable to discover, including environmental liabilities; (5) our accruals for our landfill site closure and post-closure costs may be inadequate; (6) our financial and operating performance may be affected by the inability to renew landfill operating permits, obtain new landfills and expand existing ones; (7) future changes in laws regulating the flow of solid waste in interstate commerce could adversely affect our operating results; (8) we may not be able to obtain satisfactory regulatory approvals to operate acquired assets or consummate the acquisition of assets we seek to acquire; and (9) extensive regulations that govern the design, operation and closure of landfills may restrict our landfill operations or increase our costs of operating landfills.  These risks and uncertainties, as well as others, are discussed in greater detail in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K.  There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.  We make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change.

Item 7.01.  Regulation FD Disclosure.

On April 2, 2009, we issued a press release titled “Waste Connections Completes Acquisition of Certain Divested Assets from Republic Services” a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release, dated April 2, 2009, issued by Waste Connections, Inc.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 7, 2009

WASTE CONNECTIONS, INC.

By:	/s/ Worthing F. Jackman
Name:	Worthing F. Jackman
Title:	Executive Vice President and Chief Financial Officer